Exhibit 10.3
CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 9
to
Purchase Agreement No. 3860
between
The Boeing Company
and
United Airlines, Inc.
Relating to Boeing Model 787 Aircraft

UAL-PA-3860	SA-9	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

THIS SUPPLEMENTAL AGREEMENT No. 9 (SA-9), entered into as of May 31, 2018, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer);
WHEREAS, the parties hereto entered into Purchase Agreement No. 3860 dated September 27, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 787 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;
WHEREAS, Boeing and Customer agree to *** of *** 787‑*** Aircraft;
WHEREAS, Customer has previously executed documents reflecting Customer acceptance of Configuration Changes for the 787-*** as reflected in Table 1 entitled “787-*** Aircraft Delivery, Description, Price and ***” last revised by Supplemental Agreement 7 to the Purchase Agreement (787-*** Table 1), the parties now wish to incorporate an Exhibit A2 aligned with such 787-*** Table 1.
WHEREAS, Customer has previously executed documents reflecting Customer acceptance of Configuration Changes (as that term is defined in Letter Agreement UAL-PA-03860-LA-01373 entitled “787-*** Open Configuration and Other Matters” (Open Matters Letter for the 787-***)) through Customer’s acceptance of Customer Specific Option Selection Packages A through M for specified Boeing Model 787-*** aircraft (787-*** Customer Configured Aircraft).
WHEREAS, Customer and Boeing now desire to conform and further amend the Purchase Agreement to:

(i)	Confirm all Customer Configuration Changes;

(ii)	Revise Table 1 entitled “787-*** Aircraft with GENX-1B*** Engines Delivery, Description, Price and ***” to reflect such Customer Configuration Changes; and

(iii)	Replace existing Exhibit A-3 with a revised Exhibit A-3 reflecting the Customer Configuration Changes for the 787-*** Customer Configured Aircraft;
WHEREAS, Customer and Boeing agree to incorporate (i) certain *** revisions; (ii) assignment matter elements; and (iii) *** rights in certain 787-*** Aircraft into the Purchase Agreement;

UAL-PA-3860	SA-9	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-9”).

2.	Tables.
Table 1 entitled “787-*** Aircraft with GENX-1B*** Engines Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled “Table 1” (identified by “SA-9”) to incorporate the (i) Customer Configuration Changes for each of the first *** 787-*** Customer Configured Aircraft and (ii) *** of *** 787-*** Aircraft .

3.	Exhibits.
3.1.    Exhibit A2 relating to 787-*** Aircraft with GENX-1B*** Engines is replaced in its entirety with a revised Exhibit A2 (identified by “SA-9”) is hereby incorporated into the Purchase Agreement to specify the elements comprising the *** Features incorporated in Table 1 entitled “787-*** Aircraft Delivery, Description, Price and ***” (such Table 1 identified by “SA-6”).
3.2.    Exhibit A3 is replaced in its entirety with a revised Exhibit A3 (identified by “SA-9) to incorporate the Customer Configuration Changes for each 787-*** Customer Configured Aircraft.

4.	Letter Agreements.
4.1.    Letter Agreement UAL-PA-03860-LA-1209413R2 entitled “Special Matters” is deleted in its entirety and replaced with Letter Agreement UAL‑PA‑03860-LA-1209413R3 (identified by “SA-9”).
4.2.    Letter Agreement UAL-PA-03860-LA-1802899 entitled “Assignment Matters” (identified by “SA-9”) is incorporated into the Purchase Agreement.
4.3.     Letter Agreement UAL-PA-03860-LA-1802900 entitled “*** Rights for Certain 787 Aircraft” (identified by “SA-9”) is incorporated into the Purchase Agreement.

UAL-PA-3860	SA-9	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

5.	Miscellaneous.
Boeing and Customer agree that

(i)	*** of *** from Purchase Agreement No. 2484;

(ii)	An *** relating to *** Aircraft in the amount of *** from Purchase Agreement No. 2484; and

(iii)	*** of *** from this Purchase Agreement
are *** this Supplemental Agreement No. 9.
The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Senior Vice President Finance and acting Chief Financial Officer
Title	Title

UAL-PA-3860	SA-9	Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Exhibit 10.3
CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description	SA-1
Article 2.	Delivery Schedule	SA-1
Article 3.	Price	SA-1
Article 4.	Payment	SA-1
Article 5.	Additional Terms	SA-1
TABLE
1	787-*** Aircraft Delivery, Description, Price and ***	SA-7
1A.	*** 787-*** with GENX-1B*** Engines Aircraft Information Table	SA-9
EXHIBITS

A2*	787-*** Aircraft Configuration	SA-9
A3.	787-*** Aircraft Configuration	SA-9
B.	Aircraft Delivery Requirements and Responsibilities
* - Note: There is no Exhibit A1 in this Purchase Agreement
SUPPLEMENTAL EXHIBITS
AE1.	***/Airframe and *** Features
BFE1.	BFE Variables for the 787-*** Aircraft	SA-7
CS1.	Customer Support Document
EE1.	Engine ***/Engine Warranty ***
SLP1.	Service Life Policy Components

UAL-PA-3860	TABLE OF CONTENTS, Page 1 of 4	SA-9
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-03860-LA-1209247	787 e-Enabling
UAL-PA-03860-LA-1209264	Open Configuration Matters Completed: No longer applicable	SA-9
UAL-PA-03860-LA-1209409	Spare Parts Initial Provisioning
UAL-PA-03860-LA-1209410	Special Matters Relating to COTS Software and End User License Agreements
UAL-PA-03860-LA-1209411	Special Terms – Seats and In-flight Entertainment
UAL-PA-03860-LA-1209417	Model 787 Post-Delivery Software & Data Loading
CONFIDENTIAL LETTER AGREEMENTS
UAL-PA-03860-LA-1209236R1	Model ***	SA-1
	Attachment A, 787-*** Airframe Pricing of *** Aircraft with General Electric GEnx-1B***	SA-1
	Attachment B, 787-*** with General Electric GEnx-1B***	SA-1
	Attachment C, 787-*** with General Electric GEnx-1B***	SA-1
UAL-PA-03860-LA-1209412	Spare Parts Commitment
UAL-PA-03860-LA-1209413R3	Special Matters	SA-9
UAL-PA-03860-LA-1209413A1R3	Special Matters – Amendment 1	SA-7
UAL-PA-03860-LA-1209414	Other Special Matters
UAL-PA-03860-LA-1209413A1	Other Special Matters - Amendment 1	SA-1
UAL-PA-03860-LA-1209416R1	Promotional Support	SA-2
UAL-PA-03860-LA-1209430	***
UAL-PA-03860-LA-1209429	***

UAL-PA-3860	TABLE OF CONTENTS, Page 2 of 4	SA-9
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
CONFIDENTIAL LETTER AGREEMENTS, continued		SA NUMBER
6-1162-ELP-0794	*** Program- ***
6-1162-ELP-0795	***- Boeing ***
UAL-PA-03860-LA-1301368	*** (787-***)	SA-1
UAL-PA-03860-LA-1301373	787-*** Aircraft Open Configuration and Other Matters	SA-1
UAL-PA-03860-LA-1301375R1	Provisions Relating to Customer’s *** for 787‑*** Aircraft	SA-7
UAL-PA-03860-LA-1301377	787-***	SA-1
UAL-PA-03860-LA-1301377A1	787-*** – Amendment 1	SA-4
UAL-PA-03860-LA-1301380	787-*** Program Launch	SA-1
UAL-PA-03860-LA-1500017	***	SA-4
UAL-PA-03860-LA-1500059	Installation of Cabin Systems Equipment	SA-4
UAL-PA-03860-LA-1703319	Privileged and Confidential Matters	SA-8
UAL-PA-03860-LA-1802899	Assignment Matters	SA-9
UAL-PA-03860-LA-1802900	*** Rights for Certain 787 Aircraft	SA-9

UAL-PA-3860	TABLE OF CONTENTS, Page 3 of 4	SA-9
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . June 17, 2013
Supplemental Agreement No. 2 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . December 16, 2013
Supplemental Agreement No. 3 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . July 22, 2014
Supplemental Agreement No. 4 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . January 14, 2015
Supplemental Agreement No. 5 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . May 12, 2015
Supplemental Agreement No. 6 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . December 31, 2015
Supplemental Agreement No. 7 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . March 7, 2016
Supplemental Agreement No. 8 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . June 7, 2017
Supplemental Agreement No. 9 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . May 31, 2018

UAL-PA-3860	TABLE OF CONTENTS, Page 4 of 4	SA-9
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 3860
787-*** Aircraft with GENX-1B*** Engines Delivery, Description, Price and ***
(787-***/GE/***)

	Airframe Model/MTOW:		787-***	*** pounds	#			Detail Specification:		***
	Engine Model/Thrust:		GENX-1B***[1]	*** pounds				Airframe Price Base Year/*** Formula:		***	***
	Airframe Price:			$***				Engine Price Base Year/*** Formula:		***	***
	*** Features:			$***				Airframe *** Data:
	Sub-Total of Airframe and Features:			$***				Base Year Index (ECI):		***
	Engine Price (Per Aircraft) :			$*** [1]				Base Year Index (CPI):		***
	Aircraft Basic Price (Excluding BFE/SPE):			$***				Engine *** Data:
	Buyer Furnished Equipment (BFE) Estimate:			$***				Base Year Index (ECI):		***
	In-Flight Entertainment (IFE) Estimate:			$***				Base Year Index (CPI):		***

# of Aircraft	Delivery Date	Number of Aircraft	*** Factor	*** Factor	See footnote for *** forecast being used	Serial Number +	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
				Factor				***	***	***	***
			(Airframe)	(Engine)				***	***	***	***
***	***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:	***

1 Pursuant to GE agreement: GEnx-1B*** thrust rating at GEnx-1B*** price in ***.
* ** *** Factors ***
# Purchased MTOW is *** pounds. Aircraft are eligible for the provisions of Letter Agreement UAL-PA-03860- LA-1301375R1 entitled "Provisions Relating to Customer's *** for 787-*** Aircraft"

+ Serial Numbers Identified are for informational purposes only and subject to change

APR-109147	BOEING / UNITED AIRLINES PROPRIETARY	787-*** with GE Engines Table 1 (SA-9), Page 1

787-*** AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Exhibit A2 to Purchase Agreement Number 3860 for

787-*** Aircraft with GENX-1B*** Engines

P.A. No. 3860	A2 BOEING PROPERITARY	SA-9

Exhibit A2 to
Purchase Agreement No. 3860

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 787-*** AIRCRAFT

The Detail Specification is Boeing document entitled Detail specification *** (the designator is *** due to the Detail Specification being aligned by manufacturer serial number (MSN), e.g., for the 787-*** aircraft bearing MSN ***, the Detail Specification is number ***, Rev (New)). The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A and is derived from ***, dated *** as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). The Aircraft Basic Price reflects and includes all effects of such Options except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options.

There is no additional processing fee added to the master change price for addition or deletion of catalog options within appropriate lead times.

P.A. No. 3860	A2-2 BOEING PROPERITARY	SA-9

Exhibit A2 to
Purchase Agreement No. 3860

Option Number	Title	Price Per Aircraft ***	*** Price Per Aircraft ***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
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***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

P.A. No. 3860	A2-3 BOEING PROPERITARY	SA-9

Exhibit A2 to
Purchase Agreement No. 3860

Option Number	Title	Price Per Aircraft ***	*** Price Per Aircraft ***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
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***	***	***	***
***	***	***	***
***	***	***	***

P.A. No. 3860	A2-4 BOEING PROPERITARY	SA-9

Exhibit A2 to
Purchase Agreement No. 3860

Option Number	Title	Price Per Aircraft ***	*** Price Per Aircraft ***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
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***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

P.A. No. 3860	A2-5 BOEING PROPERITARY	SA-9

Exhibit A2 to
Purchase Agreement No. 3860

Option Number	Title	Price Per Aircraft ***	*** Price Per Aircraft ***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
	TOTAL	***	***

P.A. No. 3860	A2-6 BOEING PROPERITARY	SA-9

787-*** AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Exhibit A3 to Purchase Agreement Number 03860 for

787-*** Aircraft with GENX-1B*** Engines

P.A. No. 3860	A3 BOEING PROPERITARY	SA-9

Exhibit A3 to
Purchase Agreement No. 03860

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 787-*** AIRCRAFT

The Detail Specification is Boeing document entitled Detail specification ***. (The designator is *** due to the Detail Specification being aligned by manufacturer serial number (MSN), e.g., for the 787-*** aircraft bearing MSN ***, the Detail Specification is number ***). The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A and will be derived from ***, Revision ***, dated *** as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). The Aircraft Basic Price reflects and includes all effects of such Options except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options.

There is no additional processing fee added to the master change price for addition or deletion of catalog options within appropriate lead times.

P.A. No. 3860	A3-2 BOEING PROPERITARY	SA-9

Exhibit A3 to
Purchase Agreement No. 03860

Option Number	Title	*** Price/787-*** Aircraft ***	*** Price/787-*** Aircraft ***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
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***	***	***	***
***	***	***	***

P.A. No. 3860	A3-3 BOEING PROPERITARY	SA-9

Exhibit A3 to
Purchase Agreement No. 03860

Option Number	Title	*** Price/787-*** Aircraft ***	*** Price/787-*** Aircraft ***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
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***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

P.A. No. 3860	A3-4 BOEING PROPERITARY	SA-9

Exhibit A3 to
Purchase Agreement No. 03860

Option Number	Title	*** Price/787-*** Aircraft ***	*** Price/787-*** Aircraft ***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
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***	***	***	***

P.A. No. 3860	A3-5 BOEING PROPERITARY	SA-9

Exhibit A3 to
Purchase Agreement No. 03860

Option Number	Title	*** Price/787-*** Aircraft ***	*** Price/787-*** Aircraft ***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
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***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
OPTIONS: ***	TOTALS:	***	***

P.A. No. 3860	A3-6 BOEING PROPERITARY	SA-9

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-03860-LA-1209413R3
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Special Matters

Reference:	Purchase Agreement No. 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement replaces and supersedes Letter UAL-PA-03860-LA-1209413R2 dated June 7, 2017
1.***.
1.1.    787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, a *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but not for *** on Aircraft.
1.2.    787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, a *** to Customer in ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
1.3.    787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, a *** to Customer in ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
2.Model 787 ***.
Boeing hereby affirms that the offer contained herein ***. Furthermore, *** for the 787 aircraft *** 787 ***, Boeing will *** to the terms and conditions of the Purchase Agreement to ***.

UAL-PA-03860-LA-1209413R3 Specials Matters	SA-9 Page 1
BOEING / UNITED AIRLIENS, INC. PROPRIETARY

2.1.    787-***.
Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft *** to Customer in ***. The *** is *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***.
2.2.    787-*** Market ***.
Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft *** to Customer in ***. The *** is *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
3.***.
Notwithstanding the *** of the Purchase Agreement, Customer ***, for Aircraft ***, and for *** Aircraft that Customer ***.

***	*** ***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
Total	***%
4.***.
4.1.    Interest Rate for Firm Aircraft. *** agrees to *** on *** for all firm and *** Aircraft which are *** pursuant to Paragraph 3 of this Letter Agreement ***
4.2.    Delivery *** Impact on *** Calculations. If the delivery of any Aircraft is *** due to ***, then interest on *** in respect of such Aircraft will not *** during the time period from ***.*** Payment of *** that has *** prior to the start of the *** but remains unpaid will be paid on the normal quarterly *** payment schedule set forth in Paragraph 4.1 of this Letter Agreement or on the delivery date of the Aircraft, whichever comes first.

UAL-PA-03860-LA-1209413R3 Specials Matters	SA-9 Page 2
BOEING / UNITED AIRLIENS, INC. PROPRIETARY

4.3.    Boeing Invoice. Boeing shall submit to Customer, not less than *** prior to the end of each quarter, an invoice for *** during each such quarter. Customer's payment is due and payable to Boeing on the first business day of the following month. Boeing's invoice will show *** during the quarter for each Aircraft for which *** have been ***. The invoice will also include *** on *** with respect to other aircraft in other purchase agreements between Customer and Boeing.
4.4.    *** for the Launch Aircraft. With respect to the first aggregate quantity of *** 787‑*** Aircraft to be delivered to Customer under any purchase agreement (collectively and each a Launch Aircraft), the parties agree that payment of the Article 4.1 interest obligation will be *** of each Launch Aircraft (Launch Aircraft *** Obligation). At time of delivery of each Launch Aircraft, Boeing *** to *** the Launch Aircraft ***Obligation.
4.5.    Certain ***. Notwithstanding the *** Schedule contained in Table 1 of the Purchase Agreement or the terms set forth in Section 3 herein, Customer may *** for any Aircraft on order as of the date of signing the applicable Purchase Agreement, and for any *** Aircraft in accordance with the terms of Section 3 herein; provided, however, that Customer shall retain the right to either (a) *** set forth in Section 3 herein, and to the extent that Customer *** then Customer’s *** Boeing *** shall be *** or (b) *** from time to time by up to *** provided that (1) Boeing *** to such *** and (2) ***.
5.Option Aircraft ***.
5.1.    Notwithstanding the amount specified in the Attachment to Option Aircraft Letter Agreement UAL-PA-03860-LA-1209265R1 (Option Aircraft Letter) as the Attachment and/or the Option Aircraft Letter is subsequently revised, amended or supplemented, Boeing ***.
5.2.    Notwithstanding paragraph 5.1 above, Boeing and Customer agree that for the *** 787-*** Aircraft added as part of Supplemental Agreement No. 1, the *** Deposit shall be *** Aircraft. Such *** Deposit has already been received by Boeing for *** 787-*** Aircraft. The *** Deposit for the *** Aircraft is due upon signing of Supplemental Agreement No 1 to the Purchase Agreement.
6.***.
Boeing agrees to *** at the time of delivery of each Aircraft *** in ***. This *** or for Boeing *** and ***.
7.Aircraft Invoices.
Upon Customer request, at the time of Aircraft delivery Boeing agrees to provide a separate invoice addressed to the owner/trustee of such Aircraft specifying the dollar amount to be received at the time of delivery. The dollar amount on the invoice shall be provided by Customer.

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BOEING / UNITED AIRLIENS, INC. PROPRIETARY

8.Assignment of ***.
Customer may not assign the *** described in this Letter Agreement without Boeing's prior written consent ***.
9.Confidential Treatment.
Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.
[The rest of the page is intentionally blank. Signature page follows.]

UAL-PA-03860-LA-1209413R3 Specials Matters	SA-9 Page 4
BOEING / UNITED AIRLIENS, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Irma L. Krueger

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 31, 2018

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Senior Vice President Finance and acting Chief Financial Officer

UAL-PA-03860-LA-1209413R3 Specials Matters	SA-9 Page 5
BOEING / UNITED AIRLIENS, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-03860-LA-1802899
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject:	Assignment Matters

References:	1) Purchase Agreement No. 03860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft); and

2)	Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement and the AGTA. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement or the AGTA, as the context requires.
1.Assignment of Customer’s Interest.
Notwithstanding any statement to the contrary in the Purchase Agreement or the AGTA, Boeing will consent to any reasonable request by Customer to assign the Purchase Agreement to any Customer controlled subsidiary provided that:
1.1    Customer notifies Boeing of its intent to exercise its right to assign Aircraft in writing no less than *** prior to the first day of the scheduled delivery month of the Aircraft to be assigned, or such lesser period as the parties mutually agree;
1.2    Boeing shall not be subject to any additional liability as a result of the assignment which Boeing would not otherwise be subject to under the Purchase Agreement;
1.3    Customer’s assignment will include all of its rights and obligations under the Purchase Agreement with respect to the Aircraft and Customer’s assignee will assume all of Customer’s right and obligations under the Purchase Agreement with respect to the Aircraft.
1.4    Customer’s assignee is a controlled subsidiary of Customer at the time of assignment.
1.5    The assignment shall not modify in any respect the continued rights of Boeing under the Purchase Agreement, or require Boeing to divest itself of title to or possession of the Aircraft, or any other things, until delivery thereof and full payment is provided to Boeing; and

UAL-PA-03860-LA-1802899 Assignment Matters	SA-9 Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

1.6    Boeing is provided with an adequate guarantee of performance of all obligations under this Purchase Agreement in a form reasonably satisfactory to Boeing;
2.    Assignment.
Except as provided herein, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s ***.
3.    Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03860-LA-1703319 entitled “Privileged and Confidential Matters”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-03860-LA-1802899 Assignment Matters	SA-9 Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 31, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance and acting Chief Financial Officer

UAL-PA-03860-LA-1802899 Assignment Matters	SA-9 Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-03860-LA-1802900
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject:	*** Rights for Certain 787 Aircraft

Reference:	Purchase Agreement No. 03860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1.In response to Customer’s ***, Boeing is *** to the scheduled delivery month of *** 787-*** aircraft (*** 787-*** Aircraft) specified in Attachment 1 to this Letter Agreement as follows:
1.1    If Customer desires to *** of the scheduled delivery month of the *** 787‑*** Aircraft, then Customer must provide written notice to Boeing by a date that is *** (Approval Deadline) of its *** the *** delivery month of the *** 787-*** Aircraft (Such notice referred to herein as a *** Notice and the *** 787-*** Aircraft included in the *** Notice are defined as the *** 787-*** Aircraft).
1.1.1    If Customer provides *** Notice pursuant to Section 1.1 above prior to the Approval Deadline in respect of the *** 787-*** Aircraft, then with respect to each of the *** 787-*** Aircraft:
1.1.1.1    The scheduled delivery month *** specified in the column identified as “***” in Attachment 1 to this Letter Agreement.
1.1.1.2    Other than the ***, all rights and obligations of both parties, including the ***, will continue in respect of each of the *** 787-*** Aircraft.
1.1.1.3    The parties agree to use reasonable efforts to execute a definitive supplemental agreement to revise Table 1 of the Purchase Agreement to reflect the *** of each *** 787-*** Aircraft within *** of the date of receipt of the *** Notice by Boeing.
1.1.1.4    Boeing will *** in respect of the *** Aircraft and *** Customer obligations for (i) ***obligations; (ii) amounts due at aircraft delivery or (iii) Customer’s *** of Boeing *** and ***.
1.2    Unless Customer provides Boeing with a *** Notice by the Approval Deadline:

UAL-PA-03860-LA-1802900 *** Rights: Certain 787 Aircraft	SA-9 Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

1.2.1    The *** for each *** 787-*** Aircraft will be due according to the payment schedule included in Attachment 1 to this Letter Agreement; and
1.2.2    Each *** 787-*** Aircraft shall be deemed a 787-*** Aircraft; or if *** pursuant to Letter Agreement No. UAL-PA-03860-LA-1209236R1 entitled “Model ***”, a 787-*** Aircraft or a 787-*** Aircraft, as applicable, for all purposes of the Purchase Agreement including the Letter Agreement entitled “Special Matters”.
1.3    The parties agree to execute a revision of Letter Agreement 6-1162-RCN-1935 Amendment 1R5 by no later than December 5, 2018 for actions taken or not taken by Customer as a result of this Letter Agreement.
2.    Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03860-LA-1703319 entitled “Privileged and Confidential Matters”.
3.    Assignment.
Except as provided in Letter Agreement No. UAL-PA-03860-LA-1802899 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s ***.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-03860-LA-1802900 *** Rights: Certain 787 Aircraft	SA-9 Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 31, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance and acting Chief Financial Officer

UAL-PA-03860-LA-1802900 *** Rights: Certain 787 Aircraft	SA-9 Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment 1 to UAL-PA-03860-LA-1802900
***787-*** Aircraft with GENX-1B*** Engines Delivery, Description, Price
***
(787-***/GE/***)

	Airframe Model/MTOW:		787-***	*** pounds	#		Detail Specification:			***
	Engine Model/Thrust:		GENX-1B***[1]	*** pounds			Airframe Price Base Year/*** Formula:			***	***
	Airframe Price:			$***			Engine Price Base Year/*** Formula:			***	***
	*** Features:			$***			Airframe *** Data:
	Sub-Total of Airframe and Features:			$***			Base Year Index (ECI):			***
	Engine Price (Per Aircraft) :			$*** [1]			Base Year Index (CPI):			***
	Aircraft Basic Price (Excluding BFE/SPE):			$***			Engine *** Data:
	Buyer Furnished Equipment (BFE) Estimate:			$***			Base Year Index (ECI):			***
	In-Flight Entertainment (IFE) Estimate:			$***			Base Year Index (CPI):			***

# of Aircraft	Delivery Date	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	See footnote for *** forecast being used	Serial Number +	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
								***	***	***	***
								***	***	***	***
***	***	***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:	***

1 Pursuant to GE agreement: GEnx-1B*** thrust rating at GEnx-1B*** price in ***.
* ** *** Factors ***
# Purchased MTOW is *** pounds. Aircraft are eligible for the provisions of Letter Agreement UAL-PA-03860- LA-1301375R1 entitled "Provisions Relating to Customer's *** for 787-*** Aircraft"

+ Serial Numbers Identified are for informational purposes only and subject to change

APR-109147	BOEING / UNITED AIRLINES PROPRIETARY	Attachment 1 to UAL-PA-03860-LA-1802900, Page 1